Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports dated November 11, 1997 included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 2-75943, Registration Statement File No. 33-46465 and Registration Statement File No. 33-47109.


                                                       /s/ ARTHUR ANDERSEN  LLP


Greensboro, North Carolina,
December 22, 1997.